EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report dated June 22, 1998, included in this Form 11-K for the year ended December 31, 1997, into the Company's previously filed Registration Statement File No. 33-91934.



                                       /s/ Arthur Andersen LLP
                                       -----------------------------------------


Denver, Colorado,
    June 22, 1998